Exhibit 99.2

ONE2ONE LIVING CORPORATION
(Formerly Jinmimi Network Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF SEPTEMBERE 30, 2012

	One2One (Pub-co)	One2One (Private)	Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash	$39,204	$2,934	$-	$42,138
Subscriptions receivables	2,000	-	-	2,000
Promissory note and accrued interest	395,968	3,000	(380,406)	18,562
Total Current Assets	437,172	5,934	(380,406)	62,700
Web development costs		243,611	-	243,611

Total Assets	$437,172	$249.545	$(380,406)	$306,311

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities	7,067	10,375	(5,406)	12,036
Promissory note	-	525,000	(375,000)	150,000
Due to related party	33,362	-	-	33,362
Corporate Credit Card	-	21,559	-	21,559

Total Current Liabilities	40,429	556,934	(380,406)	216,957

Stockholders’ Equity (Deficit)
Preferred stock	0	-	-	-

Common stock	8,765	-	-	8,765

Additional paid-in-capital	930,778	-	-	930,778
Shares subscribed	260,000	96,306	-	356,306
Deficit accumulated during the Development stage	(806,365)	(403,695)	-	(1,210,060)
Accumulated other comprehensive income	3,565	-	-	3,565

Total Stockholders’ Equity(Deficit)	396,743	(307,389)	-	89,354

Total Liabilities and Stockholders’ Equity (Deficit)	$437,172	$249,545	$(380,406)	$306,311

ONE2ONE LIVING CORPORATION
(Formerly Jinmimi Network Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF DECEMBER 31, 2011

	One2One (Pub-co)	One2One (Private)	Adjustments	Pro-Forma Combined
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash	$163	$40,412	-	$40,575
Subscriptions receivables	2,000	-	-	2,000
Prepaid expenses	14,352	-	-	14,352
Total Current Assets	16,515	40,412	-	56,927
Web development costs		55,812	-	55,812

Total Assets	$16,515	$96,224	-	$12,739

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities	8,000	2,326	-	10,326
Promissory note	-	135,000	-	135,000
Due to related party	29,500	-	-	29,500

Total Current Liabilities	37,500	137,326	-	174,826

Stockholders’ Equity (Deficit)
Preferred stock	0	-	-	-

Common stock	8,715	-	-	8,715

Additional paid-in-capital	680,828	-	-	680,828
Shares subscribed	-	71,306	-	71,306
Deficit accumulated during the Development stage	(714,093)	(112,408)	-	(826,501)
Accumulated other comprehensive income	3,565	-	-	3,565

Total Stockholders’ Equity(Deficit)	(20,985)	(41,102)	-	(62,087)

Total Liabilities and Stockholders’ Equity (Deficit)	$16,515	$96,224	-	$112,739

ONE2ONE LIVING CORPORATION
(Formerly Jinmimi Network Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
NINE MONTH INTERIM PERIOD ENDED SEPTEMBER 30, 2012

	One2One (Pub-co)	One2One (Private)	Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Net revenues	$-	$-	$-	$-
Cost of net revenues	-	-	-	-

Gross Profit	$-	$-	$-	$-

Operating Expenses
General and administration	42,388	41,512	-	83,900
Consulting fees	-	107,455	-	107,455
Web development expenses	-	32,234	-	32,234
Marketing expense	41,000	79,355	-	120,355
Professional fees	-	5,883	-	5,883
Total Operating Loss	$(83,388)	$(266,439)	$-	$(349,827)

Other Income (Loss)
Other expense	(14,352)	-	-	(14,352)
Other income	-	392	-	392
Interest expense	-	(25,240)	5,406	(19,834)
Interest income	5,468	-	(5,406)	62
Total Other Income (Expense)	(8,884)	(24,848)	-	(33,732)

Net Loss	(92,272)	(291,287)	-	(383,559)

Comprehensive Loss	$(92,272)	$(291,287)	$-	$(383,559)

ONE2ONE LIVING CORPORATION
(Formerly Jinmimi Network Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	One2One (Pub-co)	One2One (Private)	Adjustments	Pro-Forma Combined
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Revenues
Net revenues	$-	$-	$-	$-
Cost of net revenues	-	-	-	-

Gross Profit	$-	$-	$-	$-

Operating Expenses
General and administration	75,088	7,381	-	82,469
Consulting fees	-	66,608	-	66,608
Web development expenses	-	5,672	-	5,672
Marketing expense	-	30,788	-	30,788
Professional fees	-	2,060	-	2,060
Total Operating Loss	$(75,088)	$(112,509)	$-	$(187,597)

Other Income (Expense)
Loss on deconsolidation	(14,223)	-	-	(14,223)
Other income	-	101	-	101
Total Other Income (Expense)	(14,223)	101	-	(14,122)

Net Loss	(89,311)	(112,408)	-	(201,719)

Foreign currency translation adjustment	571	-	-	571

Comprehensive Loss	$(88,740)	$(112,408)	$-	$(201,148)